UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 21, 2012

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On February 21, 2012, pursuant to a Unit Exchange Agreement (the “Exchange Agreement”), by and among Vanguard Natural Resources, LLC (the “Company”) and its wholly-owned subsidiary, Vanguard Natural Gas, LLC (collectively, the “Vanguard Parties”), and Majeed S. Nami Personal Endowment Trust and Majeed S. Nami Irrevocable Trust (collectively, the “Nami Parties”),  the Vanguard Parties agreed to exchange all of the ownership interests in each of Ariana Energy, LLC and Trust Energy Company, LLC, which entities hold the Company’s natural gas and oil assets in the Appalachian Basin (the “Exchange Assets”), for 1.9 million common units representing limited liability company interests in the Company. The Nami Parties are controlled by or affiliated with Majeed S. Nami who was a founding unitholder when the Company went public in October of 2007. This transaction has an effective date of January 1, 2012 and is expected to close in March 2012.

The Exchange Assets consist of approximately 37 Bcfe, of which 92% are natural gas reserves and 65% are proved developed.  Current production from the Exchange Assets is approximately 7,500 Mcfe per day, of which 84% is natural gas.

The parties have made customary representations, warranties, covenants and agreements in the Exchange Agreement.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, which is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On February 24, 2012, the Company issued a press release announcing the execution and delivery of the Exchange Agreement, a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information set forth in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

Exhibit 10.1	Unit Exchange Agreement, dated February 21, 2012 among Vanguard Natural Gas, LLC and Vanguard Natural Resources, LLC, and Majeed S. Nami Personal Endowment Trust and Majeed S. Nami Irrevocable Trust.

Exhibit 99.1	Press Release dated February 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

	By:	/s/ Scott W. Smith
	Name:	Scott W. Smith
	Title:	President and Chief Executive Officer
February 29, 2012

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

Exhibit 10.1	Unit Exchange Agreement, dated February 21, 2012 among Vanguard Natural Gas, LLC and Vanguard Natural Resources, LLC, and Majeed S. Nami Personal Endowment Trust and Majeed S. Nami Irrevocable Trust.

Exhibit 99.1	Press Release dated February 24, 2012.